Exhibit 10.12

NAME OF OFFEREE:__________________________

MEMORANDUM NUMBER:____________________

ESP RESOURCES, INC.

a Nevada Corporation

CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM

For Accredited Investors Only

May 15, 2012

This Private Placement Memorandum (the “Memorandum”) relates to the sale of between Five Hundred Thousand Dollars ($500,000.00) and One Million Two Hundred Fifty Thousand Dollars ($1,250,000.00) worth of Common Shares (“Common Shares” or the “Shares”) by ESP Resources, Inc. (the “Company” or “ESPI”) at Eight Cents ($0.08) per share.  The Offering is being made in units that will each consist of Six Hundred Twenty Five Thousand (625,000) Shares and warrants to purchase up to Nine Hundred Thirty Seven Thousand Five Hundred (937,500) Shares at an exercise price of Fifteen Cents ($0.15) and up to Nine Hundred Thirty Seven Thousand Five Hundred (937,500) Shares at an exercise price of Twenty FiveCents ($0.25) (collectively, “Units” and each a “Unit”).  Each Unit is offered for Fifty Thousand Dollars ($50,000.00).  The Company is offering Twenty-Five (25) Units.

The Common Shares are restricted and shall be restricted until they are registered or an exemption from registration is applicable for the Common Shares.  These Common Shares offered hereby are speculative and investment in the Common Shares involves a high degree of risk.  Investors must be able to bear the economic risk of their investment for an indefinite period and be able to withstand a total loss of their investment.  See the Company’s “Risk Factors” at Exhibit B.
____________________

PRIVATE PLACEMENT PROCEDURES

All communications or inquiries relating to these materials or to a possible transaction involving the Company should be directed to the following individuals at the Company:

Name	David Dugas
Title	Chief Executive Officer
Phone	(337) 706-7056
Email:	David.Dugas@espchem.com

Corporate Offices	111 Lions Club Street
Scott, LA 70583

With a copy sent to the Company’s corporate and security counsel at:

Joshua D. Brinen, Esq.
Brinen & Associates, LLC
7 Dey Street, Suite 1503
New York, NY 10007
Tel: (212) 330-8151
Fax: (212) 227-0201
jbrinen@brinenlaw.com

ESP RESOURCES, INC.
(THE “COMPANY” OR “ESPI”)

COMMON STOCK OFFERING

Minimum Offering:
Five Hundred Thousand Dollars ($500,000.00) for the sale of Six Million Two Hundred Fifty Thousand (6,250,000) Common Shares with Three (3) year warrants to buy up to Nine Million Three Hundred Seventy Five Thousand (9,375,000) Common Shares at Fifteen Cents ($0.15) per share and up to Nine Million Three Hundred Seventy Five Thousand (9,375,000) Common Shares at Twenty Five Cents ($0.25) per share

Maximum Offering:
One Million Two Hundred Fifty Thousand Dollars ($1,250,000.00) for the sale of Fifteen Million Six Hundred Twenty Five Thousand (15,625,000) Common Shares with Three (3) year warrants to buy up to Twenty Three Million Four Hundred Thirty Seven Thousand Five Hundred (23,437,500) Common Shares at Fifteen Cents ($0.15) per share and up to Twenty Three Million Four Hundred Thirty Seven Thousand Five Hundred (23,437,500) Common Shares at Twenty Five Cents ($0.25) per share

IMPORTANT NOTICES

THIS MEMORANDUM IS BEING USED BY ESP RESOURCES, INC.  IN CONNECTION WITH THE PRIVATE PLACEMENT (THE “OFFERING”) OF SHARES OF COMMON STOCK (THE “SHARES” OR THE “COMMON STOCK”) PURSUANT TO AN EXEMPTION FROM REGISTRATION CONTAINED IN SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) OF REGULATION D THEREUNDER AS WELL AS APPLICABLE STATE AND FOREIGN SECURITIES LAWS.

THIS MEMORANDUM IS SUBMITTED ON A CONFIDENTIAL BASIS FOR THE USE SOLELY IN CONNECTION WITH THE CONSIDERATION OF THE PURCHASE OF THE SECURITIES DESCRIBED HEREIN. THE RECEIPT OF THIS MEMORANDUM CONSTITUTES THE AGREEMENT ON THE PART OF THE RECIPIENT HEREOF AND ITS REPRESENTATIVES TO MAINTAIN THE CONFIDENTIALITY OF THE INFORMATION CONTAINED HEREIN. THIS MEMORANDUM MAY NOT BE REPRODUCED IN WHOLE OR IN PART AND ITS USE FOR ANY PURPOSE OTHER THAN TO EVALUATE AN INVESTMENT IN THE SECURITIES IS NOT AUTHORIZED. NEITHER MAY THE CONTENTS OF THIS MEMORANDUM BE COMMUNICATED TO ANY THIRD PARTY WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY. THE RECEIPT OF THIS MEMORANDUM CONSTITUTES THE AGREEMENT ON THE PART OF THE RECIPIENT TO THE FOREGOING.

THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE SECURITIES OFFERED HEREBY, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY FROM ANY PERSON IN ANY STATE OR OTHER JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO A PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION.

THIS INVESTMENT INVOLVES A HIGH DEGREE OF RISK.  THIS INVESTMENT IS SUITABLE ONLY FOR PERSONS WHO CAN BEAR THE ECONOMIC RISK FOR AN INDEFINITE PERIOD OF TIME AND WHO CAN AFFORD TO LOSE THEIR ENTIRE INVESTMENT.  FURTHERMORE, INVESTORS PURCHASING THE SECURITIES MUST UNDERSTAND THAT SUCH INVESTMENT IS ILLIQUID AND IS EXPECTED TO CONTINUE TO BE ILLIQUID FOR AN INDEFINITE PERIOD OF TIME.  SEE “RISK FACTORS.”

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES OR BLUE SKY LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND STATE SECURITIES OR BLUE SKY LAWS.  ACCORDINGLY, THE SECURITIES CANNOT BE OFFERED, SOLD, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE ACT.  IN ADDITION, THE SECURITIES CANNOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. CERTIFICATES FOR THE SECURITIES WILL BEAR A LEGEND TO THAT EFFECT.  THE EXEMPTION UNDER THE ACT PROVIDED BY RULE 144 MAY NOT BE AVAILABLE.  ALL INVESTORS WILL BE REQUIRED TO UNDERTAKE THAT THEY WILL NOT RESELL THE SECURITIES EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM REGISTRATION.  THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON THE MERITS OF THIS OFFERING OR THE ADEQUACY OR ACCURACY OF THIS MEMORANDUM.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.  INVESTORS SHOULD BE AWARE THAT THEY MIGHT BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

EACH PROSPECTIVE INVESTOR MUST COMPLY WITH ALL APPLICABLE LAWS AND REGULATIONS IN FORCE IN ANY JURISDICTION IN WHICH IT PURCHASES, OFFERS OR SELLS THE SECURITIES AND MUST OBTAIN ANY CONSENT, APPROVAL OR PERMISSION REQUIRED BY IT FOR THE PURCHASE, OFFER OR SALE BY IT OF THE SECURITIES UNDER THE LAWS AND REGULATIONS IN FORCE IN ANY JURISDICTION TO WHICH IT IS SUBJECT OR IN WHICH IT MAKES SUCH PURCHASES, OFFERS OR RESALES, AND THE COMPANY SHALL NOT HAVE ANY RESPONSIBILITY THEREFORE.

THE OFFERING PRICE OF THE SECURITIES HAS BEEN DETERMINED BY THE COMPANY AND DOES NOT NECESSARILY BEAR ANY RELATIONSHIP TO THE ASSETS, BOOK VALUE OR POTENTIAL EARNINGS OF THE COMPANY OR ANY OTHER RECOGNIZED CRITERIA OF VALUE.

NO PERSON OR ENTITY MAY PURCHASE ANY SHARES OF THE SECURITIES HEREUNDER UNLESS SUCH PERSON OR ENTITY IS AN “ACCREDITED INVESTOR,” AS THAT TERM IS DEFINED IN SECTION 501(A) OF REGULATION D PROMULGATED UNDER THE ACT.  THE COMPANY IS RELYING ON THE REPRESENTATIONS AND WARRANTIES SET FORTH BY EACH INVESTOR IN THE SUBSCRIPTION AGREEMENT AND THE ACCREDITED INVESTOR QUESTIONNAIRE ATTACHED HERETO TO DETERMINE THE APPLICABILITY TO THIS OFFERING OF EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT.

PROSPECTIVE INVESTORS ARE NOT TO CONSTRUE THE CONTENTS OF THIS MEMORANDUM OR ANY OF THE EXHIBITS OR ANY PRIOR OR SUBSEQUENT COMMUNICATIONS FROM THE COMPANY OR ANY OF ITS OFFICERS, EMPLOYEES OR AGENTS AS INVESTMENT, LEGAL OR TAX ADVICE.

TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE IRS, THE COMPANY AND THE COMPANY’S TAX AND LEGAL ADVISERS INFORM YOU THAT ANY UNITED STATES FEDERAL TAX ADVICE CONTAINED IN THIS COMMUNICATION (INCLUDING ANY ATTACHMENTS) IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF (I) AVOIDING PENALTIES UNDER THE INTERNAL REVENUE CODE OR (II) PROMOTING, MARKETING OR RECOMMENDING TO ANOTHER PARTY ANY TRANSACTION OR MATTER ADDRESSED HEREIN.

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

NOTICE TO RESIDENTS OF ALL STATES:
IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE INTERESTS/SHARES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY NOR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SHARES/INTERESTS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WOULD BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

ALABAMA LEGEND:
THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER THE ALABAMA SECURITIES ACT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS NOT BEEN FILED WITH THE ALABAMA SECURITIES COMMISSION. THE COMMISSION DOES NOT RECOMMEND NOR ENDORSE THE PURCHASE OF ANY SECURITIES, NOR DOES IT PASS UPON THE ACCURACY OR COMPLETENESS OF THESE SUBSCRIPTION DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CALIFORNIA LEGEND:
THE SECURITIES OFFERED IN THESE SUBSCRIPTION DOCUMENTS HAVE NOT BEEN QUALIFIED UNDER THE CALIFORNIA CORPORATE SECURITIES LAW OF 1968 IN RELIANCE UPON AN EXEMPTION FROM QUALIFICATION PURSUANT TO CALIFORNIA CORPORATIONS CODE SECTION 25102(F). IN ADDITION, ALL INVESTORS SHOULD BE AWARE THAT IT IS UNLAWFUL FOR SUCH INVESTORS TO CONSUMMATE A SALE OR TRANSFER ANY SHARES OR INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFORE, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER’S RULES.

COLORADO LEGEND:
THIS INFORMATION IS DISTRIBUTED PURSUANT TO AN EXEMPTION FOR SMALL OFFERINGS UNDER THE RULES OF THE COLORADO SECURITIES DIVISION. THE SECURITIES DIVISION HAS NEITHER REVIEWED NOR APPROVED ITS FORM OR CONTENT. THE SECURITIES DESCRIBED MAY ONLY BE PURCHASED BY "ACCREDITED INVESTORS" AS DEFINED BY RULE 501 OF SEC REGULATION D AND THE RULES OF THE COLORADO SECURITIES DIVISION.

CONNECTICUT LEGEND:
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE BANKING COMMISSIONER OF THE STATE OF CONNECTICUT NOR HAS THE COMMISSIONER PASSED UPON THE ACCURACY OR ADEQUANCE OF THE OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FLORIDA LEGEND:
IF SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA, AND YOU PURCHASE SECURITIES HEREUNDER, THEN YOU MAY VOID SUCH PURCHASE EITHER WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY YOU TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN THREE (3) DAYS AFTER THE AVAILABILITY OF THIS PRIVILEGE COMMUNICATED TO YOU, WHICHEVER OCCURS LATER.

GEORGIA LEGEND:
THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF CODE SECTION 10-5-9 OF THE 'GEORGIA SECURITIES ACT OF 1973,' AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.

IOWA LEGEND:
THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, IN THE APPLICABLE STATE SECURITIES LAW, PURSUANT TO REGISTRATION FOR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WOULD BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

MARYLAND LEGEND:
THE SECURITIES REPRESENTED BY THIS CERTIFICATE [OR OTHER DOCUMENT] HAVE BEEN ISSUED PURSUANT TO A CLAIM OF EXEMPTION FROM THE REGISTRATION PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGSTRATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

MISSISSIPPI LEGEND:
IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NEW HAMPSHIRE LEGEND:
NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR LICENSE HAS BEEN FILED UNDER CHAPTER 421-B OF THE NEW HAMPSHIRE REVISED STATUTES (THE “RSA”) WITH THE STATE OF NEW HAMPSHIRE NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE SECRETARY OF STATE OF NEW HAMPSHIRE THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE, AND NOT MISLEADING. NEITHER ANY SUCH FACT NOR THE FACT THAT AN EXEMPTION OR AN EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE SECRETARY OF STATE OF NEW HAMPSHIRE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED, OR GIVEN APPROVAL TO, ANY PERSON, SECURITY, OR TRANSACTION. IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE INVESTOR, CUSTOMER, OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

NEW MEXICO LEGEND:
IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISK INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NEW YORK LEGEND:
THIS PRIVATE OFFERING MEMORANDUM HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THIS PRIVATE OFFERING MEMORANDUM DOES NOT CONTAIN AN UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS MADE IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY ARE MADE, NOT MISLEADING. IT CONTAINS A FAIR SUMMARY OF THE MATERIAL TERMS OF DOCUMENTS PURPORTED TO BE SUMMARIZED HEREIN.

NORTH DAKOTA LEGEND:
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES COMMISSIONER OF THE STATE OF NORTH DAKOTA NOR HAS THE COMMISSIONER PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

OREGON LEGENDS:
(A) THE SECURITIES OFFERED ARE REGISTERED WITH THE DIRECTOR OF THE DEPARTMENT OF CONSUMER AND BUSINESS SERVICES FOR THE STATES OF OREGON UNDER PROVISIONS OF OAR 441-65-060 THROUGH 441-65-230. THE DIRECTOR REVIEWED THE REGISTRATION STATEMENT ONLY BRIEFLY AND HAS NOT REVIEWED THIS DOCUMENT. IN DECIDING WHETHER OR NOT TO INVEST IN THESE SECURITIES, YOU SHOULD RELY ON YOUR OWN EXAMINATION OF THE COMPANY ISSUING THE SECURITIES AND THE TERMS OF THE OFFERING INCLUDING THE MERITS AND RISKS INVOLVED.

(B) IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

(C) IN DECIDING WHETHER OR NOT TO INVEST IN THE SECURITIES OFFERED, YOU SHOULD RELY ON YOUR OWN EXAMINATION OF THE COMPANY ISSUING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY. ALSO, NO SUCH AGENCY HAS DETERMINED IF THIS DOCUMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

YOU WILL NOT BE ABLE TO TRANSFER OR RESELL THESE SECURITIES EXCEPT PURSUANT TO REGISTRATION UNDER THE FEDERAL SECURITIES ACT OF 1933 OR AN EXEMPTION FROM REGISTRATION IF AVAILABLE. CONSEQUENTLY, YOU MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

PENNSYLVANIA LEGEND:
IF YOU HAVE ACCEPTED AN OFFER TO PURCHASE THE SECURITIES AND HAVE RECEIVED A WRITTEN NOTICE EXPLAINING YOUR RIGHT TO WITHDRAW YOUR ACCEPTANCE PURSUANT TO SECTION 207(M)(2) OF THE PENNSYLVANIA SECURITIES ACT OF 1972, YOU MAY ELECT, WITHIN TWO BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE COMPANY OF YOUR EXECUTED SUBSCRIPTION AGREEMENT, TO WITHDRAW YOUR ACCEPTANCE AND RECEIVE A FULL RECOMPANY OF ALL MONIES PAID BY YOU. YOUR WITHDRAWAL OF ACCEPTANCE WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH THIS WITHDRAWAL, YOU NEED ONLY SEND A WRITTEN NOTICE TO THE COMPANY (INCLUDING A NOTICE BY ELECTRONIC MAIL) INDICATING YOUR INTENTION TO WITHDRAW.

ALL PENNSYLVANIA INVESTORS MUST SIGN A STATEMENT AS FOLLOWS:

EACH PENNSYLVANIA RESIDENT WHO SUBSCRIBES FOR THE SECURITIES BEING OFFERED HEREBY AGREES NOT TO SELL THESE SECURITIES FOR A PERIOD OF TWELVE (12) MONTHS AFTER THE DATE OF PURCHASE.

PLEASE EXECUTE AT THE SPACE PROVIDED:

BY:                                ______________________________________

PRINT NAME:            ______________________________________

DATE:                          ______________________________________

SOUTH CAROLINA LEGEND:
THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER ONE OR MORE SECURITIES ACTS.

IN MAKING AN INVESTMENT DECISIONS INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSIONER OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

TENNESSEE LEGEND:
IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.

THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISK OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

TEXAS LEGEND:
THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE APPLICABLE SECURITIES LAWS OF THE STATE OF TEXAS AND THEREFORE CANNOT BE RESOLD OR TRANSFERRED UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR UNLESS AN EXEMPTION FROM REGISTRATION IS MADE AVAILABLE.

VERMONT LEGEND:
(I) INVESTMENT IN THESE SECURITIES INVOLVES SIGNIFICANT RISKS AND IS SUITABLE ONLY FOR PERSONS WHO HAVE NO NEED FOR IMMEDIATE LIQUIDITY IN THEIR INVESTMENT AND WHO CAN BEAR THE ECONOMIC RISK OF A LOSS OF THEIR ENTIRE INVESTMENT. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

(II) IN MAKING AN INVESTEMTN DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(III) THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933 AND THE VERMONT SECURITIES ACT, PURSUAT TO REGISTRATION OR EXEMPTION THEREFROM.

VIRGINIA LEGEND:
THE SECURITIES REPRESENTED BY THIS CERTIFICATE (OR OTHER DOCUMENT) HAVE BEEN ISSUED PURSUANT TO A CLAIM OF EXEMPTION FROM THE REGISTRATION OR QUALIFICATION PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS AND SHALL NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OF QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of the _____ day of ___________, 2012 between ESP Resources, Inc., a Nevada corporation (the “Company”), located at 111 Lions Club Street, Scott, Louisiana 70583, and each purchaser identified on the signature pages hereto (“Purchaser” and collectively, the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I
DEFINITIONS

1.   Definitions.  In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Transaction Documents(as defined herein), and (b) the following terms have the meanings set forth in this Section 1:

“Acquiring Person” shall have the meaning ascribed to such term in Section 5.6.

“Action” shall have the meaning ascribed to such term in Section 3.9.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except Saturday, Sunday, any day that is a federal, legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.

“Closing Date” means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Securities have been satisfied or waived.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” or “Common Shares” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed into.

“Company Counsel” means Brinen & Associates, LLC with offices located at 7 Dey Street, Suite 1503, New York, New York 10007.

“Discussion Time” shall have the meaning ascribed to such term in Section 4.6.

“Effective Date” means the date that the shares of Common Stock are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Common Stock and without volume or manner-of-sale restrictions.

“Evaluation Date” shall have the meaning ascribed to such term in Section 3.17.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“GAAP” shall have the meaning ascribed to such term in Section 3.7.

“Indebtedness” shall have the meaning ascribed to such term in Section 3.26.

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.14.

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.2.

“Material Permits” shall have the meaning ascribed to such term in Section 3.12.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchaser Party” shall have the meaning ascribed to such term in Section 5.10.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.5.

“Required Minimum” means the total number of Shares issuable if all Units are sold and all Warrants in such Units are exercised, the maximum of which is Sixty Two Million Five Hundred Thousand (62,500,000) shares of common stock.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.8.

“Securities” means the Company’s Common Stock and Warrants included in a Unit.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for the Securities as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Subsidiary” means any subsidiary of the Company as set forth on Schedule A and shall, where applicable, include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Markets.

“Transaction Documents” means this Subscription Agreementand all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means American Stock Transfer & Trust Company, the current transfer agent of the Company with a mailing address of 6201 15th Avenue, Brooklyn, New York 11219 and a telephone number of (800) 937-5449, and any successor transfer agent of the Company.

“Unit” means Six Hundred Twenty Five Thousand (625,000) shares of Common Stock and Three (3) year warrants to purchase up to Nine Hundred Thirty Seven Thousand Five Hundred (937,500) Shares at an exercise price of Fifteen Cents ($0.15) and up to Nine Hundred Thirty Seven Thousand Five Hundred (937,500)Shares at an exercise price of Twenty Five ($0.25)

“Unit Price” the Unit Price shall be Fifty Thousand Dollars ($50,000.00).

“Warrants” means, collectively, the Common Stock purchase warrants delivered to the Purchasers at the Closing in accordance with Section 2.2 hereof, which Warrants shall be exercisable immediately, have a cashless feature and have a term of exercise equal to Three (3) years.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE II
PURCHASE AND SALE

2.   Terms and Closing.

2.1.   Offering.  On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with, or within Thirty (30) Business Days thereof,the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, up to an aggregate of Twenty-Five (25) Units, as defined below, although the Company may accept amounts for more Units at its sole discretion.  Each Unit will consist of Six Hundred Twenty Five Thousand (625,000) shares of Common Stock (“Common Shares” or “Shares”) and Three (3) year warrants to purchase up to Nine Hundred Thirty Seven Thousand Five Hundred (937,500) Shares at an exercise price of Fifteen Cents ($0.15) and up to Nine Hundred Thirty Seven Thousand Five Hundred (937,500)Shares at an exercise price of Twenty Five ($0.25) (each a “Unit” and collectively “Units”)).  Each Unit is offered for Fifty Thousand Dollars ($50,000.00).  The Company may accept offers for fractional Units in its sole discretion

Each Purchaser shall deliver to the Company Counsel via wire transfer or a certified check, immediately available funds equal to its Subscription Amount and the Company’s Transfer Agent shall deliver to each Purchaser its respective Common Shares and Warrants, and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing.  Upon satisfaction of the conditions set forth in Sections 2.2 and 2.3, the Company Counsel shall release the Purchaser’s subscription payment to the Company.

2.2.   Deliveries.

2.2.1. On the Closing Date, the Company shall deliver or cause to be delivered to the Purchaser the following:

2.2.1.1. this Agreement duly executed by the Company;

2.2.1.2. a letter on the Company’s letterhead stating that the Common Shares are validly issued, fully paid and non-assessable;

2.2.1.3. a certificate representing the Common Shares with restrictive legend;

2.2.1.4. a Three (3) year Warrant for the number of Warrant Shares exercisable at Fifteen Cents ($0.15) per share; and

2.2.1.5. a Three (3) year Warrant for the number of Warrant Shares exercisable at Twenty Five Cents ($0.25) per share

2.2.2. On the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

2.2.2.1. this Agreement duly executed by such Purchaser; and 2.2.2.2. such Purchaser’s Subscription Amount by wire transfer to the account as specified in writing by the Company.

2.3.  Closing Conditions.  The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

2.3.1. the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Purchasers contained herein;

2.3.2. all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

2.3.3. the delivery by each Purchaser of the items set forth in Section 2.2 of this Agreement.

2.4.  The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

2.4.1. the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein;

2.4.2. all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

2.4.3. the delivery by the Company of the items set forth in Section 2.2 of this Agreement;

2.4.4. there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

2.4.5. from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission  or the Company’s principal Trading Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

3.   Representations and Warranties of the Company. Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules or with respect to which the relevance of such qualification is readily apparent on the face of such disclosure, the Company hereby makes the following representations and warranties to each Purchaser:

3.1.   Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Schedule A.  The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.  If the Company has no subsidiaries, all other references to the Subsidiaries or any of them in the Transaction Documents shall be disregarded.

3.2.   Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.  Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

3.3.   Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection therewith other than in connection with the Required Approvals as defined in §3.5.  Each Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

3.4.   No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents and the consummation by it to which it is a party of the other transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary (other than under the Security Document), or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

3.5.   Filings, Consents and Approvals.  The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 5.5, (ii) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Securities and the listing of the Common Shares for trading thereon in the time and manner required thereby and (iii) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

3.6.   Issuance of the Securities.  The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.  The Common Shares, when issued and paid for in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.  The Company has reserved from its duly authorized capital stock maximum number of shares of Common Stock available for this offering

3.7.   SEC Reports; Financial Statements. Except as set forth on Schedule B,the Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

3.8.   Material Changes.    Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders, or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans and stock purchase plans or except as set forth in its SEC filings, and pursuant to the conversion or exercise of any outstanding Common Stock Equivalents.  The Company does not have pending before the Commission any request for confidential treatment of information.  Except for the issuance of the Securities contemplated by this Agreement or as set forth or as disclosed in the Company’s SEC reports and financial statements, no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made.

3.9.   Litigation.    There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) that is not already disclosed in the Company’s filings which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor any Subsidiary, nor, to the Company’s knowledge, any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.  The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

3.10.         Labor Relations.     No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company that could reasonably be expected to result in a Material Adverse Effect.  None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good.  No executive officer, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.  The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

3.11.        Compliance.    Neither the Company nor any Subsidiary: (i) except as set forth on the Schedule C, is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived) except as set forth on the Schedule C, (ii) is in violation of any order of any court, arbitrator or governmental body or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

3.12.        Regulatory Permits.    The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

3.13.        Title to Assets.    The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties.  Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

3.14.        Patents and Trademarks.    The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the SEC Reports as necessary or material for use in connection with their respective businesses and which the failure to so have could reasonably be expected to have a Material Adverse Effect (collectively, the “Intellectual Property Rights”).  Neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable.  The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

3.15.         Insurance.    The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Subscription Amount.  Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

3.16.        Transactions with Affiliates and Employees.    Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of One Hundred Twenty Thousand Dollars ($120,000.00) other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

3.17.        Sarbanes-Oxley; Internal Accounting Controls.    The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 that are applicable to it as of the Closing Date.  The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms.  The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”).  The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

3.18.         Certain Fees.    The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

3.19.        Private Placement.    Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 4, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The securities offered here are unregistered.  In order for the Investor to receive free-trading Common Shares, Investor shall rely on the appropriate opinion of counsel.  If the Investor is not eligible to receive free-trading Common Shares, the Investor will receive restricted shares.  The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

3.20.        Investment Company.    The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.  The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

3.21.        Registration Rights.    No Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

3.22.         Listing and Maintenance Requirements.     The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration.  The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

3.23.        Application of Takeover Protections.  The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

3.24.         Disclosure.    Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, including information set forth on the Disclosure Schedules and disclosures furnished by the Company to the Purchasers regarding the Company and its business in connection therewith, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, nonpublic information.  The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company.  All disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the information set forth in the Disclosure Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.  The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 4 hereof.

3.25.        No Integrated Offering.    Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 4, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

3.26.        Solvency.  Based on the consolidated financial condition of the Company as of the Closing Date after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder: (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid.  The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).  The Company has no knowledge of any facts or circumstances that lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date.  Schedule D sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments.  For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of Fifty Thousand Dollars ($50,000) (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of Fifty Thousand ($50,000) due under leases required to be capitalized in accordance with GAAP.  Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

3.27.        Tax Status.    Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

3.28.         No General Solicitation.    Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising.  The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

3.29.         Foreign Corrupt Practices.    Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is  in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

3.30.        Accountants.     The Company’s accounting firm is set Malone & Bailey, PC, of 10350 Richmond Ave., Suite 800, Houston, Texas 77042.  To the knowledge and belief of the Company, such accounting firm: (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company’s Annual Report for the year ending December 31, 2011.

3.31.        No Disagreements with Accountants and Lawyers.    There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.

3.32.         Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby.  The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities.  The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

3.33.        Acknowledgment Regarding Purchasers’ Trading Activity. Notwithstanding anything in this Agreement or elsewhere herein to the contrary (except for Sections 4.6 and 5.11 hereof), it is understood and acknowledged by the Company that: (i) none of the Purchasers has been asked to agree by the Company, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term, (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities, (iii) any Purchaser, and counter-parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, may presently have a “short” position in the Common Stock and (iv) each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transactions.  The Company further understands and acknowledges that (y) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Common Shares deliverable with respect to Securities are being determined, and (z) such hedging activities (if any) could reduce the value of the existing stockholders' equity interests in the Company at and after the time that the hedging activities are being conducted.  The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

3.34.        Regulation M Compliance.    The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the securities of the Company, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company’s placement agent in connection with the placement of the Securities.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

4.      Representations and Warranties of the Purchasers.    Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

4.1.           Organization; Authority.    Such Purchaser is and individual or if an entity, an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate or similar action on the part of such Purchaser.  Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

4.2.           Own Account.    Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser’s right to sell the Securities in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law.  Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

4.3.   Purchaser Status.    At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.  Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.  The Purchaser shall complete the accredited investor

4.4.   Experience of Such Purchaser.    Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.  Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

4.5.   General Solicitation.    Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

4.6.   Short Sales and Confidentiality Prior To The Date Hereof.    Other than consummating the transactions contemplated hereunder, such Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing from the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder until the date hereof (“Discussion Time”).  Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.  Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

4.7.   Acknowledgement Regarding “Restricted Securities”.     Each Purchaser acknowledges and agrees that notwithstanding the removal from the certificates representing the Common Shares of the legend set forth in Section 5.2 hereof upon effectiveness of a registration statement covering the Common Shares, the Common Shares shall remain “restricted securities” until such Securities have been sold pursuant to (i) an effective registration statement or (ii) an exemption from registration including but not limited to Rule 144.  In order for the Investor to receive free-trading Common Shares, Investor shall rely on the appropriate opinion of counsel.  If the Investor is not eligible to receive free-trading Common Shares, the Investor will receive restricted shares.  Each Purchaser understands that any sales by such Purchaser of any of the Common Shares that are not made in compliance with Sections 4 and 5 could subject the Company and such Purchaser to possible civil and criminal liability under applicable federal securities laws and applicable state securities or “blue sky” laws.

ARTICLE V
OTHER AGREEMENTS OF THE PARTIES

5.     Transfer Restrictions.

5.1.   The Securities may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of Securities other than pursuant to an effective registration statement or an exemption from registration including but not limited to Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 5.2, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company and Company’s counsel, the form and substance of which opinion shall be reasonably satisfactory to the Company’s counsel, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.  As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement.

5.2.   The Purchasers agree to the imprinting, so long as is required by this Section 5, of a legend on any of the Securities in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THIS SECURITY MAY NOT BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES CONSISTENT WITH FEDERAL AND STATE SECURITIES LAWS.

The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties.  Such pledges will be consistent with federal and state securities laws.  Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith.  Further, no notice shall be required of such pledge.  At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities.

5.2.1.       Certificates evidencing the Common Shares shall not contain any legend (including the legend set forth in Section 5.2 hereof): (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Common Shares pursuant to Rule 144, (iii) if such Common Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Common Shares and without volume or manner-of-sale restrictions or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Purchaser shall issue a legal opinion to the Transfer Agent promptly after the Effective Date if required by the Transfer Agent to effect the removal of the legend hereunder.  If Common Shares may be sold under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Common Shares and without volume or manner-of-sale restrictions or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Common Shares shall be issued free of all legends.  The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 5,  it will deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends provided the Purchaser has supplied an acceptable opinion of counsel relating to the same.  The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 5.2. Certificates for Common Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by such Purchaser.

5.3.   Furnishing of Information.    Until the earliest of the time that (i) no Purchaser owns Securities or (ii) the Warrants have expired, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.    As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144.  The Company further covenants that it will take such further action as any holder of Securities may reasonably request, to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the requirements of the exemption provided by Rule 144.

5.4.   Integration.  The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities to the Purchasers in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

5.5.   Securities Laws Disclosure; Publicity.     The Company shall, issue a Current Report on Form 8-K, disclosing the material terms of the transactions contemplated hereby and including the Transaction Documents as exhibits thereto.  The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and the Purchaser shall not issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.  Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except: (a) as required by federal securities law in connection with the filing of final Transaction Documents (including signature pages thereto) with the Commission, and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (b).

5.6.   Shareholder Rights Plan.    No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

5.7.   Non-Public Information.    Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information.  The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

5.8.   Use of Proceeds.     The Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes.

5.9.   Indemnification of Purchasers.    Subject to the provisions of this Section 5.9, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling person (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against a Purchaser in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance).  If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party.  Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel.  The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents.

5.10.         Reservation and Listing of Securities.

5.10.1.  The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may then be required to fulfill its obligations in full under the Transaction Documents.

5.10.2.  If on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than the Required Minimum on such date, then the Board of Directors shall use commercially reasonable efforts to amend the Company’s Certificate of Incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time, as soon as possible and in any event not later than the Seventy-Fifth (75th) day after such date.

5.10.3.  The Company shall, if applicable: (i) in the time and manner required by the principal Trading Market, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Required Minimum on the date of such application, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing on such Trading Market as soon as possible thereafter, (iii) provide to the Purchasers evidence of such listing and (iv) maintain the listing of such Common Stock on any date at least equal to the Required Minimum on such date on such Trading Market or another Trading Market.

5.11          Short Sales and Confidentiality After The Date Hereof. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it, will execute any Short Sales during the period commencing with the Discussion Time and ending at such time the transactions contemplated by this Agreement are first publicly announced as described in Section 5.5.  Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in Section 5.5, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Transaction Documents and the Disclosure Schedules.  Notwithstanding the foregoing, no Purchaser makes any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 5.5.  Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

5.12.        Form D; Blue Sky Filings.    The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

ARTICLE VI
MISCELLANEOUS

6.             Miscellaneous.

6.1.          Termination.     This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before June 15, 2012; provided, however, that such termination will not affect the right of any party to sue for any breach by the other party (or parties).

6.2.           Entire Agreement.   The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

6.3.   Notices.   Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as set forth on the signature pages attached hereto.

6.4.   Amendments; Waivers.    No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers holding at least Sixty-Seven Percent (67%) in interest of the Securities then outstanding or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

6.5.   Headings.     The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

6.6.   Successors and Assigns.       This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger).  Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

6.7.   No Third-Party Beneficiaries.      This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 5.9.

6.8.   Governing Law.         All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof, except the Warrant, to the extent that Nevada General Corporation Law is mandatorily applicable.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.   If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

6.9.   Survival.     The representations and warranties shall survive the Closing and the delivery of the Securities for the applicable statute of limitations.

6.10.        Execution.       This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

6.11.        Severability.      If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

6.12.        Replacement of Securities.       If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction.  The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

6.13.        Remedies.     In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agrees to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

6.14.         Independent Nature of Purchasers’ Obligations and Rights.   The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document.  Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.  Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents.  For reasons of administrative convenience only, Purchasers and their respective counsel have chosen to communicate with the Company through Brinen & Associates, LLC.  Brinen & Associates, LLC does not represent all of the Purchasers.  The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

6.15.        Liquidated Damages.   The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

6.16.         Saturdays, Sundays, Holidays, etc.    If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

6.17.         Construction.   The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

6.18.        WAIVER OF JURY TRIAL.     IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ESP RESOURCES, INC.

111 Lions Club Street Scott, LA 70583

By:	/s/
Name
Title

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS

PURCHASER SIGNATURE PAGES TO ESP RESOURCES, INC.
SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

By:
Name
Title
E-mail Address:
Facsimile Number:
State of Formation:

Address for Notice:	Address for Delivery of Securities:

Subscription Amount:

Number of Units (Subscription Amount / $50,000):

Number of Shares (Units X 625,000):

Number of $0.15 Warrant Shares (Units X 937,500):

Number of $0.25 Warrant Shares (Units X 937,500)

EXHIBIT A

Accredited Investor Questionnaire

ALL INFORMATION FURNISHED IS FOR THE SOLE USE OF ESP RESOURCES, INC., A NEVADA CORPORATION, AND ITS COUNSEL AND WILL BE HELD IN CONFIDENCE BY SUCH PARTIES, EXCEPT THAT THIS QUESTIONNAIRE MAY BE FURNISHED TO SUCH OTHER PARTIES AS THE COMPANY AND ITS COUNSEL MAY DEEM NECESSARY TO ESTABLISH COMPLIANCE WITH FEDERAL OR STATE SECURITIES LAWS TO THE EXTENT REQUIRED BY LAW.

1.            Investor Information.

For Individual Investors
(Please Print)

Name of Investor:
Street Address:
City, State or Territory, Zip:
County:
Social Security Number:
Telephone Number (daytime):
Signature:
Date:
State or Country of Residency:
Check Type of Ownership:	_______________________Individual
_______________________Joint Tenants (all parties must sign)
_______________________Community Property (spouse must sign)
_______________________Tenants-in-Common (all parties must sign)
_______________________Other: ________________________________

Print Name(s) of Spouse, Joint Tenant(s), or Tenant(s)-in-Common: _________________________________________________________________________________

Signature(s) of Spouse, Joint Tenant(s), or Tenant(s)-in-Common: __________________________________________________________________________________

Date: ___________________________________________________________________________________________________________________________________

Social Security Number(s): ___________________________________________________________________________________________________________________

Professional Adviser (if applicable): _____________________________________________________________________________________________________________

Signature	Mailing Street Address

Print Name	City, State or Territory, Zip

Telephone Number	County

Social Security Number

For Corporate, Partnership, Limited Liability Company, Trust or Other Entity Investors
(Please Print)

Name of Investor:
Street Address:
City, State or Territory, Zip:
County:
Taxpayer ID Number:
Telephone Number :
Name of Authorized Signatory:
Authorized Signatory Signature:
Date:
Check Type of Ownership:	_______________________Corporation
_______________________Partnership
_______________________ Limited Liability Company
_______________________Trust of Pension Plan
_______________________Other:___________________________

2.             Accredited Investor Status.  To determine “accredited investor” status for the purpose of the offering of Series A Preferred Shares (the “Shares”), indicate by initialing in the space provided if the undersigned is:

 (A)   A natural person with individual net worth (or joint net worth with spouse) in excess of One Million Dollars ($1,000,000).  For purposes of this item, “net worth” means the excess of total assets at fair market value, including home, home furnishings and automobiles (and including property owned by a spouse), over total liabilities.

 (B)   A natural person with individual income (without including any income of the Investor’s spouse) in excess of Two Hundred Thousand Dollars ($200,000), or joint income with spouse of Three Hundred Thousand Dollars ($300,000), in each of the two most recent years and who reasonably expects to reach the same income level in the current year.

For Entities:

 (C)   An entity, including a grantor trust, in which all of the equity owners are accredited investors (for this purpose, a beneficiary or a trust is not an equity owner, but the grantor of a grantor trust is an equity owner).

 (D)   A bank as defined in Section 3(a)(2) of the Securities Act of 1933 (the “1933 Act”) or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act, whether acting in its individual or fiduciary capacity.

 (E)   An insurance company as defined in Section 2(13) of the 1933 Act.

 (F)   A broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (the “1934 Act”).

 (G)   An investment company registered under the Investment Company Act of 1940.

 (H)   A business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940.  A small business investment company licensed by the Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

 (I)   A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

(J)   An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Notes, with total assets in excess of Five Million Dollars ($5,000,000.00).

 (K)   A trust with total assets in excess of Five Million Dollars ($5,000,000.00) not formed for the specific purpose of acquiring the Notes, whose purchase is directed by a person with such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of investment in the Notes.

(L)   An employee benefit plan within the meaning of ERISA if the decision to invest in the Notes is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of Five Million Dollars ($5,000,000.00) or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

(M)   A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if the plan has total assets in excess of Five Million Dollars ($5,000,000.00).

3.            Representations as to Residence.  To verify the residence of prospective investors and to obtain a written representation from each as to its legal residence, please complete the following:

A.           For Entities:

Form of Entity (e.g., corporation,
partnership, limited liability company, trust, etc.)         __________________________________________________

Organized under the laws of:                                            __________________________________________________

Address of Principal Office:                                              __________________________________________________

Address of any other offices:                                           __________________________________________________

Has the investing entity been organized for the specific purpose of acquiring the Shares of ESP Resources, Inc.?    Yes ☐ No ☐

B.           For Individuals:

(a)           The undersigned is a bona fide resident of the State of ______________________________ and has been for  years.

(b)           The undersigned (___) does (___) does not maintain a residence at any location other than that indicated above at item 1(b).  If so, where?
_______________________________________________________________________________________

(c)           The undersigned has filed a State of ________________________________ Income Tax Return as an in-state residence for the last_________years.

(d)           The undersigned is registered to vote in__________________________ (city), _________________________________(county),_______________________________(state).

4.            Business and Investment Background and Experience. The business and investment background and experience of the undersigned, or the business and investment background and experience of those individuals responsible for making investment decisions on behalf of the undersigned, if the undersigned is an entity, are as follows:

Name and address of current employer:	______________________________________________
______________________________________________

Nature of employment:	______________________________________________
______________________________________________

If self-employed, nature of business:	______________________________________________
______________________________________________

______________________________________________
Educational degrees received:	______________________________________________

Training or experience in financial or business matters: yes ( ) no ( )

If yes, please give details:

Service on board of directors of any company:                            yes (   )                       no (   )

Service as an elected officer of any company:                              yes (   )                       no (   )

Other positions held during the last five years relating to business or financial matters:

yes (    )                      no (    )                      If yes, please give details:

Service on Board of Directors of any company:                           yes (    )                      no (    )

Service as an elected officer of any company:                              yes (    )                      no (    )

Other positions held in the past five years relating to business or financial matters:

yes (    )                      no (    )                                If yes, please give details:

Professional licenses or registrations:	( )

Bar admission:	( )

Accounting certifications:	( )

Broker-dealer registration:	( )

Investment advisor registration:	( )

Securities analyst certification:	( )

Other:	( )

EXHIBIT B

RISK FACTORS

The following risk factors should be considered carefully in addition to the other information contained in this report.  This report contains forward-looking statements.  Forward-looking statements relate to future events or our future financial performance.  We generally identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words.  These statements are only predictions.  The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that may cause our customers’ or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements, to differ.  “Risk Factors,” “Management’s Discussion and Analysis” and “Business,” as well as other sections in this report, discuss some of the factors that could contribute to these differences.

The forward-looking statements made in this report relate only to events as of the date on which the statements are made.  We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events

The shares of our common stock are highly speculative in nature, involve a high degree of risk and should be purchased only by persons who can afford to lose the entire amount invested in the common stock. You should carefully consider the risks described below and the other information in this annual report before investing in our common stock.  If any of the following risks actually occurs, our business, financial condition or operating results could be materially adversely affected. In such case, the trading price of our common stock could decline due to any of these risks, and you may lose all or part of your investment.

RISKS RELATED TO OUR BUSINESS

Our specialty chemical business will be dependent on the oil and gas industry, which has historically been volatile and could negatively affect our results of operations.

Demand for our oil and gas field specialty chemical products and services depends in large part upon the level of exploration and production of oil and gas and the industry's willingness to spend capital on environmental and oil and gas field services, which in turn depends on oil and gas prices, expectations about future prices, the cost of exploring for, producing and delivering oil and gas, the discovery rate of new oil and gas reserves and the ability of oil and gas companies to raise capital. Domestic and international political, military, regulatory and economic conditions also affect the industry.

Prices for oil and gas historically have been volatile and have reacted to changes in the supply of and the demand for oil and natural gas, domestic and worldwide economic conditions and political instability in oil producing countries. No assurance can be given that current levels of oil and gas activities will be maintained or that demand for our services will reflect the level of such activities. Prices for oil and natural gas are expected to continue to be volatile and affect the demand for specialty chemical products and services such as ours. A material decline in oil or natural gas prices or activities could materially affect the demand for our products and services and, therefore, our financial condition.

Competition in the oil and gas services industry is very intense and there is no assurance that we will be successful in acquiring new customers over our competitors.

The oil and gas service industry is very competitive. We compete with numerous companies, including companies that are much larger and have substantially greater technical, financial and operational resources and staff. We are required to obtain licenses and permits from various governmental authorities. We anticipate that we will be able to obtain all necessary licenses and permits to carry on the activities which we intend to conduct, and that we intend to comply in all material respects with the terms of such licenses and permits. However, there can be no guarantee that we will be able to obtain and maintain, at all times, all necessary licenses and permits required to continually operate our business.

The potential costs of environmental compliance in our petrochemical business could have a material negative economic impact on our operations and financial condition.

Our specialty chemical business is subject to federal, state and local environmental laws, rules, regulations, and ordinances, including those concerning emissions and discharges, and the generation, handling, storage, transportation, treatment, disposal and import and export of hazardous materials (“Environmental Laws”). The operation of the Company's facilities and the distribution of chemical products entail risks under Environmental Laws, many of which provide for substantial remediation costs in the event of discharges of contaminants and fines and sanctions for violations. Violations of Environmental Laws could result in the imposition of substantial criminal fines and penalties against the Company and their officers and employees in certain circumstances. The costs associated with responding to civil or criminal matters can be substantial. Also, significant civil or criminal violations could adversely impact the Company's marketing ability in the region served by the Company. Compliance with existing and future Environmental Laws may require significant capital expenditures by the Company.

There can be no assurance that past or future operations will not result in the Company incurring material environmental liabilities and costs or that compliance with Environmental Laws will not require material capital expenditures by the Company, each of which could have a material adverse effect on the Company's results of operations and financial condition. The Company knows of no existing contamination sites where the company supplies petrochemicals for their current customer locations. The title for the chemicals that we supply to our customer base passes from us to the customer upon delivery of the chemical to the customer location. We have insurance that covers accidental spillage and cleanup at our blending location and for transportation to the customer location; however, the customer is responsible for the integrity of the chemical once the chemical blend is delivered to the receiving point of the customer.

The Company intends to conduct appropriate due diligence with respect to environmental matters in connection with future acquisitions, there can be no assurance that the Company will be able to identify or be indemnified for all potential environmental liabilities relating to any acquired business. Although the Company has obtained insurance and indemnities for certain contamination conditions, such insurance and indemnities are limited.

Operating hazards in our petrochemical business could have a material adverse impact on our operations and financial condition.

Our specialty chemicals operations are subject to the numerous hazards associated with the handling, transportation, blending, storage, sale, ownership and other activities relating to chemicals. These hazards include, but are not limited to, storage tank or pipeline leaks and ruptures, explosions, fires, chemical spills, discharges or releases of toxic substances or gases, mechanical failures, transportation accidents, any of which could materially and adversely affect the Company. These hazards can cause personal injury and loss of life, severe damage to or destruction of property and equipment, environmental damage and may result in suspension of operations.

The Company will maintain insurance coverage in the amounts and against the risks it believes are in accordance with industry practice, but this insurance will not cover all types or amounts of liabilities. The Company currently has spillage, transportation, and handling insurance. No assurance can be given either that (i) this insurance will be adequate to cover all losses or liabilities the Company may incur in its operations or (ii) the Company will be able to maintain insurance of the types or at levels that are adequate or at reasonable rates.

Any change to government regulation/administrative practices may have a negative impact on our ability to operate and/or our profitability.

The laws, regulations, policies or current administrative practices of any government body, organization or regulatory agency in the United States or any other jurisdiction, may be changed, applied or interpreted in a manner which will fundamentally alter the ability of our company to carry on our business.  The continued media attention toward the use of hydraulic fracturing of oil & gas wells by our customers could adversely impact governmental regulations in the states in which we provide our fracking chemicals and have a negative impact on our business.

The actions, policies or regulations, or changes thereto, of any government body or regulatory agency, or other special interest groups, may have a detrimental effect on us. Any or all of these situations may have a negative impact on our ability to operate and/or our profitably.

We may be unable to retain key personnel and there is no guarantee that we could find a comparable replacement.

We may be unable to retain key employees or consultants or recruit additional qualified personnel. Our limited personnel means that we would be required to spend significant sums of money to locate and train new employees in the event any of our employees resign or terminate their employment with us for any reason.  We are largely dependent on the continued service of our President and CEO, David Dugas.  We may not have the financial resources to hire a replacement if we lost the services of Mr. Dugas.  The loss of service of Mr. Dugas could therefore significantly and adversely affect our operations.

The specialty chemicals business is highly competitive and the competition may adversely affect our results of operations.

Our business faces significant competition from major international producers as well as smaller regional competitors. Our most significant competitors include major chemicals and materials manufacturers and diversified companies, a number of which have revenues and capital resources far exceeding ours. Substitute products also exist for many of our products. Therefore, we face substantial risk that certain events, such as new product development by our competitors, changing customer needs, production advances for competing products, price changes in raw materials, could result in declining demand for our products as our customers switch to substitute products or undertake manufacturing of such products on their own. If we are unable to develop and produce or market our products to effectively compete against our competitors, our results of operations may materially suffer.

We have certain concentrations within our customer base, and the loss certain customers could have a material adverse impact on our business.

As of March 31, 2012, we had a total of 73 customers, three of which are major customers that together account for 53% of accounts receivable at March 31, 2012 and 73% of the total revenues earned for the quarter ended March 31, 2012.  The loss of one of our major customers would have a serious material negative economic impact on our company and our ability to continue. There is no guarantee that we could replace one of these customers and if we were able to replace them, there is no guarantee that the revenues would be equal.

Need for additional employees

The Company’s future success also depends upon its continuing ability to attract and retain highly qualified personnel. Expansion of the Company’s business and the management and operation of the Company will require additional managers and employees with industry experience, and the success of the Company will be highly dependent on the Company’s ability to attract and retain skilled management personnel and other employees. Competition for such personnel is intense. There can be no assurance that the Company will be able to attract or retain highly qualified personnel.

Competition for skilled personnel in the oil and gas services industry is significant. This competition may make it more difficult and expensive to attract, hire and retain qualified managers and employees. The Company’s inability to attract skilled management personnel and other employees as needed could have a material adverse effect on the Company’s business, operating results and financial condition. The Company’s arrangement with its current employees is at will, meaning its employees may voluntarily terminate their employment at any time. The Company anticipates that the use of stock options, restricted stock grants, stock appreciation rights, and phantom stock awards will be valuable in attracting and retaining qualified personnel. However, the effects of such plan cannot be certain.

At the current time, our consolidated operations are not profitable.

Since inception, we have incurred losses and through March 31, 2012 totaling $14,872,840.  Because of these historical losses, we will require additional working capital to develop our business operations.  We intend to raise additional working capital through private placements, bank financing and/or advances from related parties or shareholder loans. As of March 31, 2012, our total assets were $7,105,903 and our total liabilities were $6,216,957.  We had cash of $150,725, current assets of $4,274,565, and current liabilities of $5,018,926 as of March 31, 2012.  We had negative working capital of $744,360 on that date.  We will require additional funds to implement our growth strategy.  For this most recent quarter, we had generated a small increase in cash flows from operations, so we have been dependent on sales of our equity securities and debt financings to meet our cash requirements.  We expect this situation to continue for the foreseeable future.  While we anticipate further increases in operating cash flows, we will continue to require additional capital through equity financing and/or debt financing which may result in further dilution in the equity ownership of our shares.  There is still no assurance that we will be able to maintain operations at a level sufficient for an investor to obtain a return on his investment in our common stock.  Furthermore, we may continue to be unprofitable.In particular, additional capital may be required in the event that costs increase beyond our expectations, such as cost of products sold or research and development cost, or we encounter greater costs associated with general and administrative expenses or offering costs.

We are dependent on outside capital to continuously fund any cash flow deficits and expect this to continue until we are profitable.

Until we can reach a significant level of profitability, we will depend almost exclusively on outside capital to pay for the continued growth of our business. Such outside capital may include the sale of additional stock and/or commercial borrowing. Capital may not continue to be available if necessary to meet our continuing operational needs or, if the capital is available, that it will be on terms acceptable to us.  Any future capital investments could dilute or otherwise materially and adversely affect the holdings or rights of our existing shareholders. In addition, new equity or convertible debt securities issued by us to obtain financing could have rights, preferences and privileges senior to our common stock. The issuance of additional equity securities by us would result in a significant dilution in the equity interests of our current stockholders. Obtaining commercial loans, assuming those loans would be available, will increase our liabilities and future cash commitments. We cannot give you any assurance that any additional financing will be available to us, or if available, will be on terms favorable to us.

If we are unable to obtain financing in the amounts and on terms deemed acceptable to us, we may be unable to continue our business and as a result may be required to scale back or cease operations of our business, the result of which would be that our stockholders would lose some or all of their investment.

A decline in the price of our common stock could affect our ability to raise further working capital and adversely impact our operations.

A prolonged decline in the price of our common stock could result in a reduction in the liquidity of our common stock and a reduction in our ability to raise capital. Because our operations have been primarily financed through the sale of equity securities, a decline in the price of our common stock could be especially detrimental to our liquidity and our continued operations. Any reduction in our ability to raise equity capital in the future would force us to reallocate funds from other planned uses and would have a significant negative effect on our business plans and operations, including our ability to continue our current operations. If our stock price declines, we may not be able to raise additional capital or generate funds from operations sufficient to meet our obligations.

We may never pay any dividends to shareholders.

We have never declared or paid any cash dividends or distributions on our capital stock. We currently intend to retain our future earnings, if any, to support operations and to finance expansion and therefore we do not anticipate paying any cash dividends on our common stock in the foreseeable future.

The declaration, payment and amount of any future dividends will be made at the discretion of the board of directors, and will depend upon, among other things, the results of our operations, cash flows and financial condition, operating and capital requirements, and other factors as the board of directors considers relevant. There is no assurance that future dividends will be paid, and, if dividends are paid, there is no assurance with respect to the amount of any such dividend.

RISKS RELATED TO OUR COMMON STOCK

Our stock is a penny stock. Trading of our stock may be restricted by the Securities and Exchange Commission’s penny stock regulations which may limit a stockholder’s ability to buy and sell our stock.

Our stock is a penny stock.  The Securities and Exchange Commission has adopted Rule 15g-9 which generally defines “penny stock” to be any equity security that has a market price (as defined) less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exceptions. Our securities are covered by the penny stock rules, which impose additional sales practice requirements on broker-dealers who sell to persons other than established customers and “accredited investors”. The term “accredited investor” refers generally to institutions with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document in a form prepared by the Securities and Exchange Commission which provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction and monthly account statements showing the market value of each penny stock held in the customer’s account. The bid and offer quotations, and the broker-dealer and salesperson compensation information, must be given to the customer orally or in writing prior to effecting the transaction and must be given to the customer in writing before or with the customer’s confirmation. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from these rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the stock that is subject to these penny stock rules. Consequently, these penny stock rules may affect the ability of broker-dealers to trade our securities. We believe that the penny stock rules discourage investor interest in and limit the marketability of our common stock.

The Financial Industry Regulatory Authority, or FINRA, has adopted sales practice requirements which may also limit a stockholder’s ability to buy and sell our stock.

In addition to the “penny stock” rules described above, FINRA has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information. Under interpretations of these rules, FINRA believes that there is a high probability that speculative low priced securities will not be suitable for at least some customers. FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our stock and have an adverse effect on the market for our shares.

Our common stock may be negatively impacted by factors which are unrelated to our operations.

Our common stock currently trades on a limited basis on the OTC Bulletin Board. Trading of our stock through the OTC Bulletin Board is highly volatile. There is no assurance that a sufficient market will continue develop in our stock, in which case it could be difficult for shareholders to sell their stock. The market price of our common stock could fluctuate substantially due to a variety of factors, including market perception of our ability to achieve our planned growth, quarterly operating results of our competitors, trading volume in our common stock, changes in general conditions in the economy and the financial markets or other developments affecting our competitors or us. In addition, the stock market is subject to extreme price and volume fluctuations. This volatility has had a significant effect on the market price of securities issued by many companies for reasons unrelated to their operating performance and could have the same effect on our common stock.

The market for penny stocks has experienced numerous frauds and abuses that could inadvertently and adversely impact investors in our stock.

The Company is aware that that the market for penny stocks has suffered from patterns of fraud and abuse.  Such patterns include:

●	Control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer;
●	Manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases;

●	"Boiler room" practices involving high pressure sales tactics and unrealistic price projections by sales persons;
●	Excessive and undisclosed bid-ask differentials and markups by selling broker-dealers; and
●
Wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the inevitable collapse of those prices with consequent investor losses.

Because we are not subject to compliance with rules requiring the adoption of certain corporate governance measures, our stockholders have limited protection against interested director transactions, conflicts of interest and similar matters.

The Sarbanes-Oxley Act of 2002, as well as rule changes proposed and enacted by the SEC, the New York and American Stock Exchanges and the Nasdaq Stock Market, as a result of Sarbanes-Oxley, require the implementation of various measures relating to corporate governance.  These measures are designed to enhance the integrity of corporate management and the securities markets and apply to securities that are listed on those exchanges or the Nasdaq Stock Market.  Because we are not presently required to comply with many of the corporate governance provisions and because we chose to avoid incurring the substantial additional costs associated with such compliance any sooner than legally required, we have not yet adopted these measures.

Only one of our directors is an independent director.  We do not currently have independent audit or compensation committees.  As a result, these directors have the ability, among other things, to determine their own level of compensation.  Until we comply with such corporate governance measures, regardless of whether such compliance is required, the absence of such standards of corporate governance may leave our stockholders without protections against interested director transactions, conflicts of interest, if any, and similar matters and investors may be reluctant to provide us with funds necessary to expand our operations.

We intend to comply with all corporate governance measures relating to director independence as and when required.  However, we may find it very difficult or be unable to attract and retain qualified officers, directors and members of board committees required to provide for our effective management as a result of Sarbanes-Oxley Act of 2002.  The enactment of the Sarbanes-Oxley Act of 2002 has resulted in a series of rules and regulations by the SEC that increase responsibilities and liabilities of directors and executive officers.  The perceived increased personal risk associated with these recent changes may make it more costly or deter qualified individuals from accepting these roles.

For all of the foregoing reasons and others set forth herein, an investment in our securities in any market that may develop in the future involves a high degree of risk.

SCHEDULE A

SUBSIDIARIES OF ESP RESOURCES, INC.
A NEVADA CORPORATION

1.	ESP Resources, Inc., a Delaware Corporation
2.	ESP Petrochemicals, Inc., a Louisiana Corporation, which is a wholly owned subsidiary of ESP Resources, Inc. (DE)
3.	GBD Wordlwide, S.A., a Panama Sociedad Anónima
4.	RRI Field Services, S.A., a Panama Sociedad Anónima
5.	ESP Petrochemicals, S.A., a Panama Sociedad Anónima
6.	ESP PNG Limited, a Papua New Guinea Limited Company
7.	ESP Marketing Group, LLC, a Limited Liability Company of the Arab Emirates
8.	ESP Corporation, S.A., a Panama Sociedad Anónima

SCHEDULE B

UNFILED FINANCIALS

NONE

SCHEDULE C

INDENTURES IN DEFAULT

1.	$100,000.00 Note owed to BWC Management, Inc. issued on July 30, 2008 accruing interest at 5% per annum with a maturity date of July 22, 2013

2.	$100,000.00 Note owed to BWC Management, Inc. issued on August 29, 2008 accruing interest at 5% per annum with a maturity date of July 22, 2013

3.	$73,006.00 Note owed to BWC Management, Inc. issued on September 30, 2007 accruing interest at 5% per annum with a maturity date of September 30, 2012

4.	$87,190.00 Note owed to Madoff Energy IV, LLC issued on October 30, 2008 accruing interest at 5% per annum, which matured on April 30, 2009

The Company is in arrears on the interest payments for notes 1, 2, and 3.  The Company issued each of the above notes when it was known as Pantera Petroleum, Inc., and under different management.  The notes are in arrears because the Company does not have current contact information for any of the Lenders.  Current management has taken commercially reasonable steps to locate each Lender.  To date no notice of default has been filed for any of the above notes.